Long Island’s Premier Community Bank

                                                   www.astoriafederal.com

Lehman Brothers

Financial Services Conference

Hilton New York

New York City

September 11, 2007

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management’s experience and its perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently;
general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate.  We assume no obligation to update any forward-looking statements to reflect events or circumstances after the d ate of this document.

Corporate Profile

$21.6 billion in assets

•       $15.6 billion in loans

$13.4 billion in deposits

8.3% deposit market share in Long Island market

          –  Largest thrift depository

Insider & ESOP stock ownership: 21%

Corporate Governance: AF outperformed 97% of all banks in the S&P
Banks industry group *

Solid and seasoned management team

13+ years as a public company – enhancing shareholder value

All figures in this presentation are as of June 30, 2007 and all stock market data is as of July 25, 2007, except as noted.

* Source: Institutional Shareholder Services (ISS) as of July 1, 2007

  NYSE:  AF

Dividend Growth

CAGR = 26%

*  3Q07 annualized; yielding 4.34%, as of July 25, 2007

* Amount does not cross foot due to rounding

$2,380

$2,284

$1,941

$1,679

$1,382

$2.4 billion returned to shareholders in the past 10+ years

$501

$1,121

$846

$368

$159

$110

(In Millions)

Cumulative Cash Returned to Shareholders

Shares

Total

Repurchased:

6.7M

1.0M

12.8M

7.8M

15.5M

10.9M

10.6M

9.1M

6.6M

8.4M

1.8M

91.1M*

Average Price:

$12.85

$16.31

$12.48

$10.81

$18.70

$19.32

$18.42

$24.82

$27.49

$29.92

$27.62

$19.19

First Half 2007 Financial Highlights

Loan portfolio increased $611 million, or 8% annualized

                 -            One-to-four family loan portfolio increased $695 million,

                  or 14% annualized

Deposits increased $224 million, or 3% annualized

Securities portfolio decreased $552 million, or 21%
annualized

Borrowings decreased $138 million, or 4% annualized

Repurchased 1.8 million shares

AF CAGR = 16%

Comparative returns from November 30, 1993 – June 30, 2007   (IPO 11/18/93)

Stock Performance - Comparative Total Return

Focus on Core Business

(In Billions)

       12/31/99  06/30/07

Loans

Securities

         12/31/99  06/30/07

Deposits

Borrowings

vs.

Assets

Liabilities

        12/31/99  06/30/07

        12/31/99  06/30/07

vs.

Improving Balance Sheet Quality

Total Assets:  21,649,871

Total Assets:  $22,696,536

At December 31, 1999

At June 30, 2007

Assets

Assets

Liabilities & Shareholders’ Equity

Liabilities & Shareholders’ Equity

MORTGAGE LENDING

•  Portfolio lender, not a mtge.
Banker

•  1-4 Family, Multi-Family and
Commercial R.E. expertise

•  Superior asset quality

RETAIL BANKING

•      Premier community bank on
Long Island

• Dominant deposit market share

•  #1 thrift depository in core market

A Simple Formula for Enhancing Shareholder Value

EFFICIENCY

Primarily short-term, 5/1 hybrid ARMs for portfolio

                            Minimizes interest rate risk

Multiple delivery channels provide flexibility & efficiency

                             Retail*

                            Commissioned brokers covering 26 states*

                            Third party originators – correspondents covering 43 states*

Secondary marketing capability

                            Sale of 15 year and 30 year fixed rate loans reduces interest rate risk

Geographically diversified portfolio

                            Reduces lending concentrations

1-4 Family Mortgage Lending

* All loans underwritten to Astoria’s stringent standards.  Broker and correspondent networks also include D.C.

Geographic Composition of 1-4 Family Loan Portfolio

At June 30, 2007

Total 1-4 Family Loan Portfolio

$10.9 Billion

Virginia

9%

Massachusetts

7%

Maryland

8%

$2.0B

$2.7B

$3.3B

$3.2B

$5.6B

(In Billions)

$4.5B

By Product Type

1-4 Family Mortgage Loan Originations

Net portfolio growth:

($895.7) M

($238.3) M

+$83.7 M

+$703.2 M

+$456.2 M

+$695.4 M

Weighted Avg. Portfolio  Coupon

at Period End

6.33%

5.26%

5.05%

5.19%

5.48%

5.58%

Mortgage Banking Dislocation:
Positive Implications for Jumbo Mtge. Portfolio Lenders

Fewer participants

Lending standards further tightened

Spreads widening

Volumes increasing

Committed to the American Dream

                Astoria Federal is ready to help make your American Dream come true.
For more than 118 years, we’ve been helping our friends and neighbors buy or refinance their homes.  You can depend of Astoria Federal.
We’re part of your community, and we’re here to help when you need us.
To speak to one of our mortgage specialists, call 1-800-537-4888.

Equal Housing Lender                                                                                     Astoria Federal Savings

Member FDIC     Putting people first

             www.astoriafederal.com

Multifamily/Commercial Real Estate Lending

Solid Multifamily/CRE portfolio

            $4.1 billion in portfolio

                  Weighted Average Coupon at June 30, 2007:  5.85%

            Conservative underwriting

                 –           Weighted average LTV of portfolio < 65%

            Average loan in portfolio < $1 million

Approximately 85% of multifamily portfolio is subject

                to rent control or rent stabilization

Note: LTV is based on current principal balances and original appraised values.

Asset Quality Focus

•               Limited credit risk

                                     Conservative underwriting, top quality loans, low LTVs

                                    No sub-prime or payment option ARM lending

•               Strong reserves

Non-performing assets: 0.30% of total assets

                                  Allowance for loan losses/non-performing loans: 124%

•               Top quality MBS portfolio

                                    Primarily GSE, agency or ‘AAA’ rated

•            One year gap:  -21.5%

•            Key balance sheet components

                                 Short-term hybrid adjustable-rate mortgage loan portfolio

                                Short weighted average life MBS portfolio

                Offset by:

                                Large, low-cost checking, savings and money market

                  deposit base – provides natural hedge against rising rates

                                Longer-term CDs

                                           Over the past twelve months, $1.5 billion of non-callable CDs with original maturities of 18 months or greater were issued or repriced with a weighted average rate of 5.09% and a weighted average original maturity of
24 months

                              Borrowings – as needed

Interest Rate Risk Management

Leading Retail Banking Franchise

$13.4 billion in deposits, 86 banking office network

            Serving the Long Island market since 1888

•  Low cost/stable source of funds – average cost: 3.42%*

•     $12.5 billion, or 93%, of total deposits emanate from within 5 miles of a branch

•  Banking offices with high average deposits contribute to
  efficiency

            Long Island Offices (83) – Nassau (29), Queens (17), Suffolk (25),
  Brooklyn (12) – Average Deposits of $155 Million

            Westchester Offices (3) – Average Deposits of $181 Million

•  Alternative delivery channels

            ATM’s, telephone and Internet banking

* Average cost for the quarter ended June 30, 2007.

Long Island Powerhouse

Nassau

Queens

Brooklyn

Suffolk

Banking Offices and Deposit Share Ranking on Long Island

Overall Deposit Share Ranking:

#1- all thrifts,  #4- all financial institutions

U.S. Median HHI: $51,546 / NY State Median HHI: $54,403

Deposits

Source: FDIC Summary of Deposits, SNL Financial. Data as of June 30, 2006.

* Astoria’s deposits highlighted above are comprised of retail community deposits.  Astoria does not solicit broker or municipal deposits.

Well Positioned in Each of Our Key Markets

($ in millions)

($ in millions)

Institution

Total

Share

Branches

Institution

Total

Share

Branches

1

Chase

$8,217

17%

82

1

Chase

$7,200

19%

65

2

Capital One/North Fork

6,479

13

59

2

Capital One/North Fork

4,723

13

51

3

Citigroup

6,045

12

54

3

Citigroup

4,609

12

29

4

NY Community

5,506

11

38

4

Astoria

3,158

8

17

5

Astoria

4,942

10

29

5

NY Community

2,882

8

39

Total

$49,243

468

Total

$37,527

396

($ in millions)

($ in millions)

Institution

Total

Share

Branches

Institution

Total

Share

Branches

1

Capital One/North Fork

$8,796

26%

63

1

Chase

$6,736

21%

44

2

Chase

6,474

19

80

2

Citigroup

3,793

12

25

3

Astoria

3,070

9

25

3

Sovereign

3,659

11

21

4

WaMu

2,643

8

36

4

WaMu

3,531

11

29

5

Citigroup

2,446

7

28

5

HSBC

3,512

11

27

Total

$33,690

418

Astoria  (#7)

1,616

5

12

Total

$32,800

292

Median household income: $40,311

Median household income: $90,227

Median household income: $53,531

Median household income: $81,248

Queens

Nassau

Suffolk

Brooklyn

Strong Position in Core Market

Brooklyn, Queens, Nassau and Suffolk

* Astoria’s deposits highlighted above are comprised of retail community deposits.  Astoria does not solicit broker or municipal deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2006.

The combined population of these four counties (7.6 million) exceeds the population of 38 individual U.S. states

$  97

$104

103

45

136

106

88

86

154

124

113

$106

Deposits

Average

1,574

1,230

48

112

38

93

121

127

83

136

201

271

Branches

11.0

527

16,894

Citibank

3.

8.3

453

12,786

ASTORIA*

4.

3.4

476

5,178

Sovereign

8.

3.3

(436)

5,037

Bank of America

9.

83.4%

$3,449

$127,744

Total – Top 10

3.2

1,923

4,957

Commerce

10.

7.0

326

10,665

NY Community

6.

6.4

476

9,865

HSBC

7.

7.2

257

10,970

Washington Mutual

5.

14.9

(1,723)

22,766

Capital One/North Fork

2.

100.0%

$5,214

$153,259

Total – Core Market

18.7%

$1,170

$ 28,626

Chase

1.

Share

Growth

Deposits

Institution

Market

June 06/05

($ in millions)

Market Share Trend – 1999 - 2006

Brooklyn, Queens, Nassau and Suffolk

* Astoria’s deposits highlighted above are comprised of  retail community deposits.  Astoria does not solicit broker or municipal deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2006.

+190

+  83

(12)

(7)

+  49

+    9

+  21

(21)

(1)

+  48

+    6

(9)

June 99-06

Change in #

Of Branches

   37.6%

32.8%

(3.1)%

3.3

100.0%

$41,916

$153,259

Total – Core Market

10.

9.

8.

7.

6.

5.

4.

3.

2.

1.

83.4%

$31,526

$127,744

Total – Top 10

(3.8)

(36.5)

(2,901)

5,037

Bank of America

(1.3)

6.4

15.6

1,334

9,865

HSBC

(1.1)

7.2

19.4

1,780

10,970

Washington Mutual

0.5

3.4

63.1

2,003

5,178

Sovereign

(0.2)

7.0

32.6

2,623

10,665

NY Community

(1.4)

11.0

22.1

3,053

16,894

Citibank

0.0

8.3

39.1

3,592

12,786

ASTORIA*

4,957

5,389

$  9,696

June 99-06

  $     Growth     %

4,957

22,766

$ 28,626

June 2006

Deposits

3.2

3.2

Commerce

(0.7)

14.9

31.0

Capital One/North Fork

1.7%

18.7%

51.2%

Chase

June 99-06

Market Share

Gain/Loss

June 06

Market

Share

Institution

Retail Banking

Acquisition with organic growth vs. de-novo branching

Differentiation from competition

           –         Maintain pricing discipline

          –          Pro-active sales culture

          –          Focus on customer service

          –          Strong support of local community-based organizations
               and activities

Sales – PEAK Process

Performance based on Enthusiasm, A ctions and Knowledge

“Sales Oriented and Service Obsessed”

              A “needs” based approach to sales rather than “product”
based approach

              Highly interactive program – daily and weekly meetings
create a focus that is shared throughout the branch network

              Incentives for strong performance, both individual and team

  Key Findings : Favorably Positioned Against Competitors

71% of Astoria customers are highly satisfied

71% of Astoria customers are highly likely to recommend

            Astoria to friend/family member

•        Astoria customers are 22% more likely to net increase their deposit relationship than are competitor customers

Satisfaction with the branch is by far the strongest driver of overall satisfaction –  86% of Astoria customers are highly
satisfied with quality of branch service

Customer Satisfaction

Community Involvement

Key Initiatives

•        Education First

              Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live

•        Neighborhood Outreach

              Supports local organizations that enrich the communities within our market area

              Nearly 1000 community-based organizations supported annually

•        Results/Recognition

              Six consecutive “Outstanding” Community Reinvestment Act ratings by OTS

Astoria Federal:  An integral part of the fabric of the communities we serve

Total - $13.4 Billion

  At June 30, 2007

*Retail CDs: $7.8B

  Rate: 4.76%

Money Market: $0.4B

Rate: 1.00%

Savings: $2.0B

Rate: 0.40%

*Liquid CDs: $1.7B

  Rate: 4.83%

Now/Demand: $1.5B

Rate: 0.06%

Core Community Deposits

* Note:     58% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship.

G&A Expense Ratio(1)

*   Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended March 31, 2007.  AF is annualized for the six months ended June 30, 2007.

      Source: SNL Financial – Median Ratios

(1)   G&A expense ratio represents general and administrative expense divided by average assets.

U.S. Court of Appeals for the Federal Circuit reversed AF
award of $436 million on February 1, 2007 in the LISB case

             –              AF filed a petition for rehearing or rehearing en banc on

             April 2, 2007 with the U.S. Court of Appeals for the Federal

             Circuit

Remaining goodwill litigation claim

–           $160 million of original supervisory goodwill created by

                Fidelity NY

–           Trial commenced on April 19, 2007 before the U.S. Court of

                Federal Claims

–           Evidentiary phase has been concluded. Post trial motions and closing arguments are expected to be concluded in the fourth quarter of 2007

Goodwill Claims - Update

Strategies

Remain focused

                Grow loans and deposits

             Capitalize on mortgage banking dislocation

             Lending standards further tightened

              Maintain pricing discipline

                Reduce securities

Maintain superior operating efficiency

Continue buying back AF stock, maintaining tangible capital levels between 4.50% and 4.75%

Objective:  Produce solid returns

Outlook for remainder of 2007

Investment Merits

Strong balance sheet – superior asset quality

Attractive banking franchise

Dominant deposit market share in core market

Superior operating efficiency

Well capitalized

Proactive Capital Management

Stock repurchase program in place

26% compounded annual growth in dividend*

$2.4 billion returned to shareholders in the past 10+ years

*  CAGR from 1995, commencement of quarterly dividend, to 3Q07 annualized

AF:  A Record of Enhancing Shareholder Value

Addendum

Solid and Seasoned Management Team

35

67

Support Services

Arnold K. Greenberg

Executive Vice President

26

54

Legal

Alan P. Eggleston

EVP, Secretary & General Counsel

31

54

Mortgage Lending

Gary T. McCann

Executive Vice President

37

61

Retail Banking

Gerard C. Keegan

Vice Chairman & CAO

18

44

Chief Financial Officer

Frank E. Fusco

Executive Vice President & CFO

33

56

Chief Operating Officer

Monte N. Redman

President & COO

36

68

Chief Executive Officer

George L. Engelke, Jr.

Chairman & CEO

Yrs. In
Banking

Age

Responsibility

Ownership Profile

June 30, 2007

Shares Outstanding: 96,851,570

Acquisition History

(1)  Branches sold in 1999

(2)  One satellite office closed in 1997

$11,590

86

TOTAL

6,600

35

Long Island Bancorp, Inc.

1998

2,400

14

The Greater NY Savings Bank

1997

1,800

18

Fidelity New York (2)

1995

280

4

Whitestone Savings (RTC)

1990

205

4

Oneonta Federal (1)

1987

25

1

Chenango Federal (1)

1984

100

3

Hastings-on-Hudson Federal

1982

130

5

Citizens Savings (FSLIC)

1979

$       50

2

Metropolitan Federal

1973

Assets

# Branches

Thrift

Year

(in millions)

1-4 Family Delinquency Ratios:  AF vs. MBA

Source:  MBA National Delinquency Survey.   Beginning with 3Q02, MBA statistics for conventional loans excludes sub-prime loans.

1- 4 Family Mortgage Loan Originations

By Delivery Channel

(In Billions)

$5.6B

$3.2B

$3.3B

$2.7B

$2.0B

For the six months ended June 30, 2007

Total Multifamily/CRE

Originations

$254 Million

New York,

New Jersey,

Connecticut

80%

Geographic Composition of Multifamily/CRE Loan Originations

Florida

10%

Interest Rate Risk Management

*   Non-callable CDs issued or repriced during the period with an original maturity of 18 months or greater

22 months

5.01%

$546.6 Million

2Q07

24 months

5.09%

$1.5 Billion

TOTAL

22 months

5.09%

$492.8 Million

1Q07

20 months

5.08%

$211.6 Million

4Q06

34 months

5.27%

$268.9 Million

3Q06

Weighted Average

Original Term

Weighted Average

Rate

CDs Issued

Or Repriced*

Glossary

Office of Thrift Supervision

-

OTS

Mortgage-Backed Securities

-

MBS

Loan-To-Value Ratio

-

LTV

Institutional Shareholder Services

-

ISS

Compounded Annual Growth Rate

-

CAGR

Government Sponsored Enterprise

-

GSE

Employee Stock Ownership Plan

-

ESOP

Commercial Real Estate

-

CRE

Adjustable Rate Mortgage

-

ARM

Long Island’s Premier  Community Bank

www.astoriafederal.com